AGREEMENT

FOR THE EXCHANGE OF SECURITIES

BY AND AMONG

VALMIE RESOURCES, INC.

(A NEVADA CORPORATION)

and

VERTITEK, INC.

(A WYOMING CORPORATION)

AND

the shareholder of

VERTITEK, INC.

i

ii

3.11	Compliance with Laws	6
3.12	Litigation	6
3.13	Authority	6
3.14	Ability to Carry Out Obligations	6
3.15	Full Disclosure	6
3.16	Assets	7
3.17	Indemnification	7
3.18	Criminal or Civil Acts	7

ARTICLE IV – Covenants Prior to the Closing Date		7

Covenants Prior to the Closing Date		7
4.1	Investigative Rights	7
4.2	Conduct of Business	7
4.3	Confidential Information	7
4.4	Notice of Non-Compliance	8

ARTICLE V – Conditions Precedent to VALMIE RESOURCES, INC. Performance		8

Conditions Precedent to VALMIE RESOURCES, INC. Performance		8
5.1	Conditions	8
5.2	Accuracy of Representations	8
5.3	Performance	8
5.4	Absence of Litigation	8
5.5	Corporate Action	8
5.6	Acceptance of Financial Statements	8

ARTICLE VI – Conditions Precedent to VERTITEK, INC. Performance		8

Conditions Precedent to VERTITEK, INC. Performance		8
6.1	Conditions	8
6.2	Accuracy of Representations	9
6.3	Performance	9
6.4	Absence of Litigation	9
6.5	Acceptance of Financial Statements	9

ARTICLE VII – Closing		9

Closing		9
7.1	Closing	9

ARTICLE VIII – Reserved		9

ARTICLE IX – Miscellaneous		10

Miscellaneous		10
9.1	Captions and Headings	10
9.2	No Oral Change	10

iii

9.3	Non-Waiver	10
9.4	Time of Essence	10
9.5	Entire Agreement	10
9.6	Choice of Law	10
9.7	Counterparts	10
9.8	Notices	10
9.9	Binding Effect	11
9.10	Mutual Cooperation	11
9.11	Finders / Brokers	11
9.12	Announcements	11
9.13	Expenses	11
9.14	Survival of Representations and Warranties	11
9.15	Exhibits	11
9.16	Termination, Amendment and Waiver	11

EXHIBITS

Subscription Agreement	Exhibit 1.1
Financial Statements of VERTITEK, INC.	Exhibit 2.5
Financial Statements of VALMIE RESOURCES, INC.	Exhibit 3.5

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AGREEMENT

THIS AGREEMENT (“Agreement”) is made as of January 27, 2015, by and among VALMIE RESOURCES, INC., a Nevada corporation (“VMRI” or the “Company”), VERTITEK, INC., a Wyoming corporation (“VERTITEK”), and MASAMOS SERVICES LTD., the registered holder of 100% of the issued and outstanding equity shares of VERTITEK (the “SHAREHOLDER”).

WHEREAS, VMRI desires to acquire all of the issued and outstanding common stock of VERTITEK from the SHAREHOLDER in exchange for newly issued unregistered shares of common stock of VMRI; and

WHEREAS, VERTITEK desires to assist VMRI in acquiring all of the issued and outstanding shares of VERTITEK pursuant to the terms of this Agreement; and

WHEREAS, the SHAREHOLDER desires to exchange 100% of the issued and outstanding equity shares of VERTITEK held by SHAREHOLDER (the “Vertitek Shares”) for 1,000,000 shares of the Company’s common stock (the “Purchase Shares”). Such Purchase Shares to be issued to the SHAREHOLDER in exchange for the Vertitek Shares (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I

Exchange of Securities

1.1 Issuance of Securities. Subject to the terms and conditions of this Agreement, VMRI agrees to issue and exchange the Purchase Shares for the Vertitek Shares. Upon the Closing Date of this Agreement (the “Closing Date”), the Board of Directors of VMRI (the “Board”) shall direct that the Purchase Shares of VMRI be issued as set forth in Article 1.1 hereof.

1.2 Exemption from Registration. The parties hereto intend that all VMRI common shares to be issued to the SHAREHOLDER shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Section 506 of Regulation D of the Act and rules and regulations promulgated there under. In furtherance thereof, the SHAREHOLDER will execute and deliver to VMRI on the Closing Date a subscription agreement formalizing this exchange.

ARTICLE II

Representations and Warranties of VERTITEK and the SHAREHOLDER

VERTITEK and the SHAREHOLDER hereby represent and warrant to VMRI that:

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2.1 Organization. VERTITEK is a corporation duly organized, validly existing and in good standing under the laws of Wyoming, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2 Capital. There are an aggregate of 1,000,000 shares of VERTITEK shares issued and outstanding. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating VERTITEK to issue any additional VERTITEK shares of any class.

2.3 Subsidiaries. VERTITEK does not have any subsidiaries or own any interest in any other enterprise.

2.4 Directors and Executive Officers. The names and titles of the directors and executive officers of VERTITEK are as follows:

Name	Position

Sean Foster	Sole Officer / Director

2.5 Financial Statements. On or before the Closing Date, VERTITEK shall provide VMRI with financial statements of VERTITEK for the period from Incorporation (February 19, 2014) to January 31, 2015 (the “VERTITEK Financial Statements”). The financial statements are attached hereto as Exhibit 2.5. VERTITEK’s Financial Statements shall be prepared in accordance with generally accepted accounting principles and practices consistently followed by VERTITEK throughout the period indicated, and fairly present the financial position of VERTITEK as of the date of the balance sheet included in the VERTITEK Financial Statements and the results of operations for the period indicated.

2.6 Absence of Changes. Since the Due Diligence review of VERTITIEK was completed, there has not been any material change in the financial condition or operations of VERTITEK. As used throughout this Agreement, “material” means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7 Absence of Undisclosed Liabilities. As of the date of execution hereof, VERTITEK did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the VERTITEK Financial Statements.

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2.8 RESERVED

2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, VMRI, its legal counsel and accountants shall have the opportunity to meet with VERTITEK’s accountants and attorneys to discuss the financial condition of VERTITEK during reasonable business hours and in a manner that does not interfere with the normal operation of VERTITEK’s business. VERTITEK shall make available to VMRI all books and records of VERTITEK.

2.10 Intellectual Property Rights. VERTITEK owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.11 Compliance with Laws. To the best knowledge of VERTITEK and the SHAREHOLDER, VERTITEK has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12 Litigation. VERTITEK is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of VERTITEK, threatened against or affecting VERTITEK or its business, assets or financial condition. VERTITEK is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. VERTITEK is not engaged in any material litigation to recover monies due to it.

2.13 Authority. The Board of Directors of VERTITEK has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and VERTITEK has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of VERTITEK and is enforceable in accordance with its terms and conditions. SHAREHOLDER has agreed to and has approved the terms of this Agreement and the exchange of securities contemplated hereby.

2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by VERTITEK and the SHAREHOLDER and the performance by VERTITEK and the SHAREHOLDER of their obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which VERTITEK is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of VERTITEK, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of VERTITEK.

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2.15 Full Disclosure. None of the representations and warranties made by VERTITEK or the SHAREHOLDER herein or in any exhibit, certificate or memorandum furnished or to be furnished by VERTITEK, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16 Assets. VERTITEK’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17 Indemnification. VERTITEK and the SHAREHOLDER agree to indemnify, defend and hold VMRI harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against VMRI which arise out of, or result from (i) any breach by VERTITEK or the SHAREHOLDER in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by VERTITEK or the SHAREHOLDER under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by VERTITEK or the SHAREHOLDER in this Agreement.

2.18 Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of VERTITEK has been convicted of a felony crime, been the subject of a Securities and Exchange Commission (the “Commission”) or National Association of Securities Dealers (the “NASD”) judgment or decree, or is currently the subject to any investigation in connection with a Commission or NASD proceeding.

2.19 Restricted Securities. VERTITEK and the SHAREHOLDER acknowledge that all of the VMRI shares issued by VMRI pursuant to Article 1.1 hereof are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”).

ARTICLE III

Representations and Warranties of VMRI

VMRI represents and warrants to VERTITEK that:

3.1 Organization. VMRI is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2 Capital. The authorized shares of VMRI consists of (i) 750,000,000 shares of common stock, $0.001 par value, of which 59,040,000 shares are issued and outstanding as of the Closing Date; and (ii) 10,000,000 shares of preferred stock, $0.001 par value, of which 2,000,000 shares are issued and outstanding as of the Closing Date.

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Following the issuance of the Purchase Shares as set forth in Article 1.1 hereof, there shall be a total of (i) 60,040,000 shares of common stock of the Company issued and outstanding; and (ii) 2,000,000 shares of the preferred stock issued and outstanding.

All of the outstanding common shares prior to the entering into this Agreement are, and all of the Purchase Shares to be issued as set forth in Article 1.1 hereof, shall be duly and validly issued, fully paid and non-assessable. Other than as set forth herein, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating VMRI to issue any additional shares of any class.

3.3 Subsidiaries. VMRI does not have any subsidiaries or own any interest in any other enterprise.

3.4 Directors and Officers. The name and title of the director(s) and executive officer(s) of VMRI are as follows:

Name	Position

Gerald Hammack	Chairman & Chief Executive Officer

3.5 Financial Statements. On or before the Closing Date, VMRI shall file with the Securities and Exchange Commission its annual report on Form 10-K which shall include the audited financial statements of VMRI for the two fiscal years ended November 30, 2014 and November 30, 2013 (the “VMRI Financial Statements”). The VMRI Financial Statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by VMRI throughout the periods indicated, and fairly present the financial position of VMRI as of the date of the balance sheets included in the VMRI Financial Statements and the results of operations for the periods indicated.

3.6 Absence of Changes. Since November 30, 2014, there has not been any undisclosed material change in the financial condition or operations of VMRI. As used throughout this Agreement, “material” means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

3.7 Absence of Undisclosed Liabilities. As of the date of execution hereof, VMRI did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the VMRI Financial Statements.

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3.8 RESERVED

3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, VERTITEK, its legal counsel and accountants shall have the opportunity to meet with VMRI’s accountants and attorneys to discuss the financial condition of VMRI during reasonable business hours and in a manner that does not interfere with the normal operation of VMRI’s business. VMRI shall make available to VERTITEK all books and records of VMRI.

3.10 Intellectual Property Rights. VMRI has no trademarks, service marks, trade names, copyrights or patents material to its business.

3.11 Compliance with Laws. To the best of VMRI’s knowledge, VMRI has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

3.12 Litigation. VMRI is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of VMRI, threatened against or affecting VMRI or its business, assets or financial condition. VMRI is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. VMRI is not engaged in any material litigation to recover monies due to it.

3.13 Authority. The Board of VMRI has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and VMRI has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of VMRI and is enforceable in accordance with its terms and conditions.

3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by VMRI and the performance by VMRI of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which VMRI is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of VMRI, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of VMRI.

3.15 Full Disclosure. None of the representations and warranties made by VMRI herein or in any exhibit, certificate or memorandum furnished or to be furnished by VMRI, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

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3.16 Assets. VMRI assets are fully included in the VMRI Financial Statements and are not subject to any claims or encumbrances except as indicated in the VMRI Financial Statements.

3.17 Indemnification. VMRI agrees to indemnify, defend and hold VERTITEK and the SHAREHOLDER harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against VERTITEK or the SHAREHOLDER which arise out of, or result from (i) any breach by VMRI in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by VMRI under this Agreement, (ii) a failure of any representation or warranty in this Article III or (iii) any untrue statement made by VMRI in this Agreement.

3.18 Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of VMRI has been convicted of a felony crime, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a Commission or NASD proceeding.

ARTICLE IV

Covenants Prior to the Closing Date

4.1 Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request. If, during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3 Confidential Information. Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement. Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

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4.4 Notice of Non-Compliance. Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to VMRI’s Performance

5.1 Conditions. VERTITEK’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V. VMRI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by VMRI of any other condition of or any of VMRI’s other rights or remedies, at law or in equity, if VERTITEK shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by VERTITEK in this Agreement or in any written statement that shall be delivered to VMRI by VERTITEK under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3 Performance. VERTITEK shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4 Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against VERTITEK on or before the Closing Date.

5.5 Corporate Action. VERTITEK shall have obtained the approval of the SHAREHOLDER for the transaction contemplated by this Agreement.

ARTICLE VI

Conditions Precedent to VERTITEK’s Performance

6.1 Conditions. VMRI’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. VERTITEK may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by VERTITEK of any other condition of or any of VERTITEK’s rights or remedies, at law or in equity, if VMRI shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by VMRI in this Agreement or in any written statement that shall be delivered to VERTITEK by VMRI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

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6.3 Performance. VMRI shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against VMRI on or before the Closing Date.

6.5 Acceptance of Financial Statements. VMRI shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the VERTITEK’s Financial Statements as set forth in Exhibit 2.5.

ARTICLE VII

Closing

7.1 Closing. The closing of this Agreement shall be held at the offices of VMRI or at any mutually agreeable place on or prior to March 31, 2015, unless extended by mutual agreement. At the closing:

(a) SHAREHOLDER shall deliver to VMRI (i) the Vertitek Shares representing 100% of the outstanding shares of VERTITEK, (ii) an assignment of all of the VERTITEK’s shares to VMRI, and (iii) signed minutes of its directors approving this Agreement.

(b) VMRI shall deliver to SHAREHOLDER (i) certificates representing the Purchase Shares, and (ii) signed minutes of its directors approving this Agreement.

ARTICLE VIII

RESERVED

ARTICLE IX

Miscellaneous

9.1 Captions and Headings. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

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9.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the state of Nevada.

9.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, via facsimile or by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

VERTITEK:	VERTITEK, INC.
1712 Pioneer Ave
Cheyenne, WY 82001

VMRI:	VALMIE RESOURCES, INC.
999 18th Street
Suite 3000
Denver, CO 80202

9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

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9.11 Finders/ Brokers. There are no finders or brokers in connection with this transaction.

9.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.13 Expenses. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement. The SHAREHOLDER will not be responsible for any costs incurred in connection with the transaction contemplated by this Agreement.

9.14 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.15 Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein. Any material changes to the exhibits shall be immediately disclosed to the other party.

9.16 Termination, Amendment and Waiver.

(a) Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of matters presented in connection with the share exchange by the shareholders of VMRI or by the SHAREHOLDER:

(1)	By mutual written consent of VERTITEK and VMRI;

(2)	By either VERTITEK or VMRI;

(i)	If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)	If the transaction shall not have been consummated on or before February 15, 2015 unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

(3) By VERTITEK, if VMRI breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4) By VMRI, if VERTITEK breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

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(b) Effect of Termination. In the event of termination of this Agreement by either VMRI or VERTITEK, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of VERTITEK or VMRI, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

(c) Extension; Waiver. At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d) Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of VERTITEK or VMRI, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

(signature page follows)

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In witness whereof, the parties hereto have executed this Agreement concerning the exchange of securities on the dates noted below.

VERTITEK, INC.

By:	/s/ Sean Foster
Sean Foster, Sole Officer and Director

Date: March 30, 2015

VALMIE RESOURCES, INC.

By:	/s/ Gerald Hammack
Gerald Hammack, Chairman and CEO

Date: March 30, 2015

MASAMOS SERVICES LIMITED

By:	/s/ Dimitriy Protskiv
Dimitriy Protskiv, Director

Date: March 27, 2015

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EXHIBIT 1.1

SUBSCRIPTION FOR SHARES

TO:	Valmie Resources Inc. (the “Company”)

AND TO:	The Sole Director Thereof

The undersigned hereby subscribes for 1,000,000 shares of the Company’s common stock in exchange for 1,000,000 shares of Vertitek, Inc. owned by the undersigned, pursuant to the Share Exchange Agreement by and between the Company, Vertitek, Inc. and the undersigned to which this subscription for shares is attached.

Dated as of March 31, 2015.

MASAMOS SERVICES LIMITED

Per:

/s/ Dimitriy Protskiv
Dimitriy Protskiv